LAZARD RETIREMENT SERIES, INC.
Lazard Retirement Strategic Yield Portfolio

Supplement to Prospectus dated May 1, 2002

The following is the principal person who is primarily responsible for the day-to-day management of the assets of the indicated Portfolio. This information replaces any contrary information contained in the Prospectus.

Lazard Retirement Strategic Yield Portfolio--Steven Blitz (since November 2002)

Steven Blitz. Mr. Blitz is Head of Global Fixed Income for the Investment Manager, which he joined in November 2002. Previously, he was a Chief Strategist and the Chief Economist with Offitbank.

November 26, 2002